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                                                                      Exhibit 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-10151 on Form S-8 of our report dated August 1, 1997 appearing in this Annual Report on Form 11-K of SUPERVALU INC. for the year ended February 22, 1997.


/s/ Deloitte & Touche LLP

Minneapolis, Minnesota
August 18, 1997